EXHIBIT 99.2

Preliminary
FINANCIAL HIGHLIGHTS
                                                                   Millions of Dollars
                                                                    Three Months Ended
                                                                         March 31
                                                                   2006           2005
Revenues and other income
   Sales and other operating revenues*                          $    46,906        37,631
   Equity in earnings of affiliates                                     960         1,053
   Other income                                                          61           234
                                                                ------------   -----------
                                                                     47,927        38,918
                                                                ------------   -----------
Costs and expenses
   Purchased crude oil, natural gas and products                     33,455        25,572
   Production and operating expenses                                  2,215         1,952
   Selling, general and administrative expenses                         566           539
   Exploration expenses                                                 112           171
   Depreciation, depletion and amortization                           1,180         1,041
   Property impairments                                                   -            22
   Taxes other than income taxes*                                     4,387         4,488
   Accretion on discounted liabilities                                   60            48
   Interest and debt expense                                            115           138
   Foreign currency transaction losses (gains)                           22            (3)
   Minority interests                                                    18            10
                                                                ------------   -----------
                                                                     42,130        33,978
                                                                ------------   -----------

   Income from continuing operations before income taxes              5,797         4,940
   Provision for income taxes                                         2,506         2,017
                                                                ------------   -----------
   Income from continuing operations                                  3,291         2,923
   Loss from discontinued operations                                      -           (11)
                                                                ------------   -----------
Net income                                                      $     3,291         2,912
                                                                ============   ===========

Income (loss) per share of common stock (dollars)**
   Basic
     Continuing operations                                      $      2.38          2.09
     Discontinued operations                                              -         (0.01)
                                                                ------------   -----------
     Net income                                                 $      2.38          2.08
                                                                ============   ===========
   Diluted
     Continuing operations                                      $      2.34          2.06
     Discontinued operations                                              -         (0.01)
                                                                ------------   -----------
     Net income                                                 $      2.34          2.05
                                                                ============   ===========

Average common shares outstanding (in thousands)**
   Basic                                                          1,382,925     1,397,893
   Diluted                                                        1,404,704     1,420,372

  *Includes excise taxes on petroleum products sales:                $3,990         4,155
 **Per-share amounts and average number of shares outstanding in the 2005 quarter reflect a two-for-one stock split effected as a 100 percent stock dividend on
   June 1, 2005.
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

Preliminary
SELECTED FINANCIAL DATA
                                                                   Millions of Dollars
                                                                    Three Months Ended
                                                                         March 31
                                                                   2006           2005
INCOME (LOSS) FROM CONTINUING OPERATIONS
   E&P
      United States                                             $     1,181           892
      International                                                   1,372           895
                                                                ------------   -----------
        Total E&P                                                     2,553         1,787
                                                                ------------   -----------
   Midstream                                                            110           385
                                                                ------------   -----------
   R&M
      United States                                                     297           570
      International                                                      93           130
                                                                ------------   -----------
        Total R&M                                                       390           700
                                                                ------------   -----------
   LUKOIL Investment                                                    249           110
   Chemicals                                                            149           133
   Emerging Businesses                                                    8            (8)
   Corporate and other                                                 (168)         (184)
                                                                ------------   -----------
   Consolidated                                                 $     3,291         2,923
                                                                ============   ===========

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                                                    -           (11)

SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                                             $     1,181           892
      International                                                   1,372           895
                                                                ------------   -----------
        Total E&P                                                     2,553         1,787
                                                                ------------   -----------
   Midstream                                                            110           385
                                                                ------------   -----------
   R&M
      United States                                                     297           570
      International                                                      93           130
                                                                ------------   -----------
        Total R&M                                                       390           700
                                                                ------------   -----------
   LUKOIL Investment                                                    249           110
   Chemicals                                                            149           133
   Emerging Businesses                                                    8            (8)
   Corporate and other                                                 (168)         (195)
                                                                ------------   -----------
Net Income                                                      $     3,291         2,912
                                                                ============   ===========

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

Preliminary
SELECTED FINANCIAL DATA
                                                                    Three Months Ended
                                                                         March 31
                                                                  2006            2005
INCOME FROM CONTINUING OPERATIONS
   Effective tax rate %                                              43.2 %          40.8

                                                                   Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES) AFTER-TAX
   E&P                                                          $       7              12
   Midstream                                                            -               -
   R&M                                                                  6             (18)
   LUKOIL Investment                                                    -               -
   Chemicals                                                            -               -
   Emerging Businesses                                                  -               -
   Corporate and other                                                 (8)              7
                                                                ----------      ----------
                                                                $       5               1
                                                                ==========      ==========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                            $   3,291           2,923
   Depreciation, depletion and amortization                         1,180           1,041
   Property impairments                                                 -              22
   Dry hole costs and leasehold impairment                             38             109
   Accretion on discounted liabilities                                 60              48
   Deferred income taxes                                              168             123
   Undistributed equity earnings                                      (67)           (805)
   Net gain on asset dispositions                                      (3)           (177)
   Other                                                             (203)            (78)
   Working capital changes                                            336             888
                                                                ----------      ----------
   Net cash provided by continuing operations                       4,800           4,094
   Net cash provided by discontinued operations                         -              (5)
                                                                ----------      ----------
   Net cash provided by operating activities                    $   4,800           4,089
                                                                ==========      ==========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                             $     419             322
      International                                                 1,787             884
                                                                ----------      ----------
                                                                    2,206           1,206
   Midstream                                                            1               1
   R&M                                                              1,635             275
   LUKOIL Investment                                                  612             324
   Chemicals                                                            -               -
   Emerging Businesses                                                 12              (4)
   Corporate and other                                                 48              20
                                                                ----------      ----------
                                                                $   4,514           1,822
                                                                ==========      ==========


OTHER
                                            At March 31, 2006      At December 31, 2005
   Total debt                                   $32,193                   12,516
   Common stockholders' equity                  $72,193                   52,731
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

Preliminary
OPERATING HIGHLIGHTS
                                        BY SEGMENT
                                                                  Three Months Ended
                                                                       March 31
                                                                 2006            2005
                                                              Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                                      283             309
          Lower 48                                                     64              62
                                                             -------------    ------------
                                                                      347             371
      Norway                                                          188             207
      United Kingdom                                                   62              61
      Canada                                                           22              23
      China                                                            25              22
      Indonesia                                                        14              21
      Vietnam                                                          31              27
      Timor Sea                                                        39              36
      Other                                                            49              54
                                                             -------------    ------------
      Total consolidated                                              777             822
      Equity affiliates                                               126             120
                                                             -------------    ------------
        Total Worldwide                                               903             942
                                                             =============    ============

   Syncrude                                                            16              14
                                                             =============    ============

   Natural gas liquids produced
      United States
          Alaska*                                                      22              24
          Lower 48                                                     29              27
                                                             -------------    ------------
                                                                       51              51
      Norway                                                           11              10
      Canada                                                            9              10
      Timor Sea                                                        20              17
      Other                                                             6               6
                                                             -------------    ------------
        Total Worldwide                                                97              94
                                                             =============    ============

*Includes reinjected volumes sold lease-to-lease.                      14              13

                                                              Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                                      163             185
          Lower 48                                                  1,264           1,169
                                                             -------------    ------------
                                                                    1,427           1,354
      Norway                                                          269             298
      United Kingdom                                                  851             824
      Canada                                                          424             417
      Timor Sea                                                       144              35
      Indonesia                                                       294             273
      Vietnam                                                          24              18
      Other                                                           121              76
                                                             -------------    ------------
      Total consolidated                                            3,554           3,295
      Equity affiliates                                                11               5
                                                             -------------    ------------
        Total Worldwide                                             3,565           3,300
                                                             =============    ============
   *Represents quantities available for sale.  Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                                        264             132

LUKOIL Investment
   Production (MBOE/D)*                                               322             201
   Refinery crude oil throughput (MB/D)*                              163              92
   *Represents our estimated net share of LUKOIL
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

Preliminary
OPERATING HIGHLIGHTS
                                                                   Three Months Ended
                                                                        March 31
                                                                  2006            2005
E&P
                                                                        Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                             $    58.87           44.15
            Lower 48                                                52.21           41.29
               Total U.S.                                           57.70           43.69
         International                                              60.08           45.93
         Total consolidated                                         58.97           44.89
         Equity affiliates  *                                       43.38           30.38
            Total Worldwide                                         56.63           43.15
      Natural gas-lease (per MCF)
         United States
            Alaska                                                   3.58            2.96
            Lower 48                                                 7.50            5.66
               Total U.S.                                            7.42            5.57
         International                                               7.16            5.03
         Total consolidated                                          7.26            5.24
         Equity affiliates  *                                        0.23            0.25
           Total Worldwide                                           7.24            5.24

*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment

Midstream
                                                                Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                                                  23              23
        International                                                   -              53
     Equity affiliates
        United States**                                               178             110
        International                                                   6               6
                                                               -----------     -----------
                                                                      207             192
                                                               ===========     ===========

    **Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS), through
      June 30, 2005, and 50 percent interest beginning in July 2005.

                                                                      Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                                             $    37.64           31.95
      DEFS                                                          37.29           30.61

    **Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by naural-gas-liquids component and location mix.
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

Preliminary
OPERATING HIGHLIGHTS
                                                                    Three Months Ended
                                                                         March 31
                                                                   2006            2005
                                                                Thousands of Barrels Daily
R&M
  United States
     Crude oil capacity                                               2,208          2,173
     Crude oil runs                                                   1,840          1,957
     Refinery production                                              1,988          2,147

  International*
     Crude oil capacity                                                 523            428
     Crude oil runs                                                     490            428
     Refinery production                                                500            443

  U.S. Petroleum products outside sales
     Gasoline                                                         1,258          1,302
     Distillates                                                        626            642
     Aviation fuels                                                     187            198
     Other products                                                     517            461
                                                                ------------    -----------
                                                                      2,588          2,603
                                                                ------------    -----------
  International                                                         549            495
                                                                ------------    -----------
                                                                      3,137          3,098
                                                                ============    ===========

                                                                         Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                              $      1.79           1.44
     Automotive gasoline-retail                                        1.90           1.55
     Distillates-wholesale                                             1.89           1.48

   *Includes ConocoPhillips' share of equity affiliates.

  **Excludes excise taxes.


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